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                                                                    Exhibit 10.2

                                 THIRD AMENDMENT
                          TO THE BAY VIEW FEDERAL BANK
                       OUTSIDE DIRECTORS' RETIREMENT PLAN

The Bay View Federal Bank Outside Directors' Retirement Plan (the "Plan"), is amended as follows:

         1. Effective October 1, 2002, the provisions of Section 3.2 shall be amended to read as follows:

                           3.2 Current Outside Directors. The present value of the vested accrued benefit of each current outside director of the Bank as of the Effective Date will be fixed at the Effective Date and a corresponding cash amount will be tendered by the Bank to the Grantor Trustee on the Effective Date for the benefit of such person (or his or her beneficiaries) and such funds will be invested and reinvested by the Grantor Trust Trustee for the benefit of such person (or his or her beneficiaries) subject to the rights of creditors of the Bank as set forth in the Grantor Trust. Upon a Termination of Service, distribution of benefits will be made to a Participant who is a current outside director of the Bank as of the Effective Date in five (5) installments, with the first installment being made within thirty (30) days after Termination of Service and each subsequent distribution being made annually thereafter in each case subject to the rights of creditors of the Bank prior to the making of a distribution, all as more particularly set forth in the Grantor Trust. Immediately following a Change in Control or as soon as practicable thereafter, the Grantor Trust Trustee shall liquidate any investments of the Grantor Trust in common stock of the Company or securities of any Successor Corporation and reinvest the proceeds therefrom in permitted investments as described in the Grantor Trust.

         2. The Plan is hereby reaffirmed in all respects, subject to the change mandated by this amendment.

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                                                                    Exhibit 10.2

This Third Amendment to the Bay View Federal Bank Outside Directors' Retirement Plan is executed on this _____ day of ____________________, 2002 and shall be effective as of October 1, 2002.

                                                    BAY VIEW CAPITAL CORPORATION

                                                    By: ________________________

                                                    Title: _____________________

                                                    BAY VIEW BANK, N. A.

                                                    By: ________________________

                                                    Title: _____________________

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